Exhibit 10.1

STOCK PURCHASE AGREEMENT

by and between

GTC Biotherapeutics, Inc.

and

LFB Biotechnologies S.A.S.

November 2, 2009

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TABLE OF CONTENTS

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TABLE OF CONTENTS

(continued)

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STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement (this “Agreement”) dated as of November 2, 2009 is made by and between GTC Biotherapeutics, Inc., a Massachusetts corporation, (the “Company”), and LFB Biotechnologies S.A.S., a société par actions simplifiée established under the laws of France (the “Purchaser”).

RECITALS

In accordance with the terms and conditions of this Agreement and pursuant to exemptions from registration under the Securities Act of 1933 (as amended from time to time, the “Securities Act”), which may include without limitation the exemption afforded by Regulation S promulgated thereunder, the Company has agreed to issue and sell, and the Purchaser has agreed to purchase a number of shares of common stock, par value $0.01 per share (the “Common Stock,”), of the Company.

NOW THEREFORE, in consideration of the promises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchaser hereby agree as follows:

1.	PURCHASE AND SALE

(a) Purchase of Stock. At the Closing (as defined in Section 2), the Company shall issue and sell to the Purchaser, and the Purchaser shall purchase from the Company, upon the terms and subject to the conditions set forth herein 3,387,851 shares of Common Stock (the “Shares”) for an aggregate purchase price of $3,625,000.57 (the “Purchase Price”), based on a purchase price per share of $1.07 (the “Per Share Purchase Price”), which is not less than the consolidated closing bid price of the Common Stock on the NASDAQ Capital Market on October 30, 2009.

2.	THE CLOSING

(a) Closing Date. The date and time of the closing of the purchase and sale of the Shares (the “Closing”) shall occur on November 5, 2009 at 10 a.m. Boston time, at the offices of Edwards Angell Palmer & Dodge LLP, 111 Huntington Avenue, Boston, Massachusetts (subject to the satisfaction or waiver of the conditions set forth in Subsections (c) and (d) of this Section 2), or at such other location, date and time as may be agreed upon between the Company and the Purchaser (the “Closing Date”).

(b) Form of Payment. On the Closing Date, the Purchaser shall pay the Company the Purchase Price for the Shares to be issued and sold to the Purchaser, by wire transfer of immediately available funds in accordance with the Company’s written wire instructions previously provided to the Purchaser, and the Company shall deliver to the Purchaser the original certificate or certificates representing the Shares, registered in the name of the Purchaser. For purposes of this Agreement, “Business Day” shall mean any day other than a Saturday, Sunday or other day on which the New York Stock Exchange or commercial banks located in Boston, Massachusetts are permitted or required by law to close.

(c) Conditions to the Purchaser’s Obligation to Purchase the Shares. The Purchaser’s obligation to purchase the Shares shall be subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Purchaser’s sole benefit and may be waived by the Purchaser at any time in its sole discretion:

(i)	receipt of a copy of the Agreement executed by the Company;

(ii)	receipt of evidence that no further waiver of the Rights Agreement (as defined in Section 5(e)) is required in connection with the transactions contemplated by this Agreement;

(iii)	receipt of certificates representing the Shares or receipt of evidence that the Company’s transfer agent has been irrevocably instructed to issue certificates, dated the Closing Date, representing the Shares;

(iv)	the representations and warranties of the Company in this Agreement shall be true, correct and complete as of the Closing Date (except for representations and warranties that speak as of a specific date, which shall be true, correct and complete as of such date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing and receipt of a certificate, dated the Closing Date, executed by the principal executive officer and principal accounting officer of the Company certifying as to such;

(v)	receipt by the Purchaser of a legal opinion, dated the Closing Date, from counsel to the Company, in form and substance reasonably acceptable to the Purchaser’s counsel;

(vi)	no temporary restraining order, preliminary or permanent injunction or other order or decree, and no other legal restraint or prohibition, shall exist which questions the validity of this Agreement or the right of the Company or the Purchaser, as the case may be, to enter into this Agreement or prevents or could reasonably be expected to prevent the consummation of the transactions contemplated by this Agreement, nor shall any proceeding have been commenced or threatened with respect to the foregoing and receipt of a certificate, dated the Closing Date, executed by the principal executive officer and the principal accounting officer of the Company certifying to their knowledge as to such;

(vii)

from the date hereof to the Closing Date, trading in the Common Stock shall not have been suspended by the SEC or the NASDAQ Capital Market (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Closing), and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on the NASDAQ Capital Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of the Purchaser, makes it impracticable or inadvisable to purchase the Shares at the Closing; and

(viii)	receipt of such other information, certificates and documents as the Purchaser may reasonably request.

(d) Conditions to the Company’s Obligation to Issue and Sell the Shares. The Company’s obligation to issue and sell the Shares shall be subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion:

(i)	receipt of a copy of this Agreement executed by the Purchaser;

(ii)	the representations and warranties of the Purchaser in this Agreement shall be true, correct and complete as of the date of this Agreement and the Closing Date (except for representations and warranties that speak as of a specific date, which shall be true, correct and complete as of such date) and the Purchaser shall have performed, satisfied and complied with in all material respects the covenants, agreements and conditions of the Purchaser to be performed, satisfied or complied with by it under this Agreement at or prior to the Closing;

(iii)	receipt of a certificate by the President of the Purchaser stating that the conditions in paragraphs (ii) and (v) of this Subsection 2(d) have been fulfilled on or prior to the Closing Date in all material respects;

(iv)	receipt of the Purchase Price;

(v)	no temporary restraining order, preliminary or permanent injunction or other order or decree, and no other legal restraint or prohibition shall exist which questions the validity of this Agreement or the right of the Company or the Purchaser, as the case may be, to enter into this Agreement or prevents or could reasonably be expected to prevent the consummation of the transactions contemplated by this Agreement, nor shall any proceeding have been commenced or threatened with respect to the foregoing; and

(vi)	receipt of such other information, certificates and documents as the Company may reasonably request.

3.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to the Purchaser, subject to such exceptions as are set forth in the SEC Documents (as defined below) or as otherwise disclosed in the Company’s disclosure letter previously delivered to the Purchaser, as follows:

(a) Organization and Qualification. The Company is a corporation, duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, and has the requisite corporate power and authority to own its properties and to carry on its business as now being conducted and as described in the SEC Documents. Copies of the Company’s Restated Articles of Organization, as amended (the “Articles of Organization”) and Bylaws of the Company (the “Bylaws”), and all amendments thereto, have been filed as exhibits to the Company’s SEC Documents and have not been further modified, and except as required by the transactions contemplated hereby, the Company has no present intention to modify the Articles of Organization and Bylaws. The Company is duly qualified as a foreign corporation to do business, and is in good standing, in every jurisdiction in which its ownership of property or the nature of the business conducted and proposed to be conducted by it makes such qualification necessary, except where the failure to be so qualified or in good standing would not, individually or in the aggregate, have or reasonably be expected to result in a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business (“Material Adverse Effect”).

(b) Subsidiaries. Each of the Company’s Subsidiaries has been duly organized and is validly existing and in good standing under the laws of its jurisdiction of organization, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, and has all power and authority necessary to own or hold its properties and to conduct the business in which it is engaged, except where the failure to so qualify or have such power or authority would not have, singularly or in the aggregate, a Material Adverse Effect. All the outstanding shares of capital stock of each Subsidiary have been duly authorized and validly issued, are fully paid and nonassessable and are owned by the Company directly or indirectly through one or more wholly-owned subsidiaries, free and clear of any claim, lien, encumbrance, security interest, restriction upon voting or transfer or any other claim of any third party. No Subsidiary is currently prohibited, directly or indirectly, under any agreement to which it is a party, from paying any dividends to the Company, from making any other distribution on such Subsidiary’s capital stock, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary’s properties or assets to the Company or any other subsidiary of the Company. For purposes of this Agreement, “Subsidiaries” means those entities that are “significant subsidiaries” of the Company as determined in accordance with Regulation S-X.

(c) Authorization; Enforcement; Validity. The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and to issue the Shares in accordance with the terms hereof. The execution and delivery of this Agreement by the Company and the consummation and performance by the Company of the transactions contemplated hereby, including, without limitation, the issuance of the Shares, have been duly authorized by all requisite corporate action. This Agreement has been duly executed and delivered by the Company. This Agreement constitutes the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies.

(d) Capitalization. The capitalization of the Company is as described in the Company’s most recent periodic report filed with the Securities and Exchange Commission (the “SEC”) as updated by any current report filed with the SEC thereafter, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable, and have been issued in compliance with federal and state securities laws. The Company has not issued any capital stock since such filings other than pursuant to the exercise of stock options under the Company’s stock option plans, the issuance of shares of Common Stock to employees pursuant to the Company’s employee stock purchase plan (such issuances and any such stock options, whenever issued or granted, being collectively “Employee Equity Transactions”), pursuant to the conversion or exercise of outstanding securities that are convertible into or exercisable for Common Stock, or pursuant to publicly disclosed equity financings. The Company’s Common Stock is registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “Exchange Act”), and is listed for trading on the Nasdaq Capital Market (“Nasdaq”). The Company is in compliance with the continued listing criteria of Nasdaq and all Nasdaq corporate governance requirements that are applicable to the Company. Except for Employee Equity Transactions and as set forth in the SEC Documents, (i) no shares of the Company’s capital stock are subject to preemptive rights or any other similar rights or any liens or encumbrances; (ii) there are no outstanding options, warrants, rights to subscribe to, calls or commitments relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries or options, warrants, rights to subscribe to, calls or commitments relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its Subsidiaries.

(e) Issuance of Shares. The Shares are duly authorized and, upon issuance in accordance with the terms hereof, will be (A) validly issued, fully paid and non-assessable and (B) free from all taxes, liens and charges in the United States of America with respect to the issuance thereof, other than any liens or encumbrances created by or imposed by the Purchaser, and not subject to preemptive rights or other similar rights of stockholders of the Company. Except for the filing of any notice prior or subsequent to the Closing that may be required under applicable state and/or Federal securities laws (or comparable laws of any other jurisdiction) or the rules of Nasdaq, no authorization, consent, approval, license, exemption of or filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, is or will be necessary for, or in connection with, the execution and delivery by the Company of this Agreement, for the offer, issue, sale, execution or delivery of the Shares, or for the performance by the Company of its obligations under this Agreement.

(f) No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not (i) result in a violation of the Company’s Articles of Organization or Bylaws; (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party; (iii) result in a violation of any law, rule, regulation, order, judgment or decree applicable to the Company or any of its Subsidiaries; or (iv) result in the imposition of a mortgage, pledge, security interest, encumbrance, charge or other lien on any asset of the Company or its Subsidiaries, except for such conflicts, defaults, terminations, amendments, accelerations, cancellations, violations and impositions as described in clauses (ii), (iii) or (iv) of this sentence as would not, individually or in the aggregate, have or result in a Material Adverse Effect.

(g) No Violation or Default. Neither the Company nor any of its Subsidiaries is (i) in violation of its Articles of Organization or Bylaws or other organizational documents; (ii) in default (or subject to an event which with notice or lapse of time or both would become a default) under any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party; or (iii) in violation of any law, rule, regulation, order, judgment or decree applicable to the Company or any of its Subsidiaries; except for such violations or defaults, as described in clauses (ii) or (iii) of this sentence as are set forth in the SEC Documents or as would not, individually or in the aggregate, have or result in a Material Adverse Effect.

(h) SEC Documents. The Company has filed all reports, schedules, forms, statements, exhibits (including certifications of the Company’s principal executive and financial officers pursuant to Section 302 and 906 of Sarbanes-Oxley (as defined in Section 3(s))) and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act for the twelve (12) months preceding the date hereof (all of the foregoing filed prior to or on the date hereof, or prior to the Closing Date, and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein being referred to in this Agreement as the “SEC Documents”). As of the date of filing of each such SEC Document, such SEC Document, as it may have been subsequently amended by filings made by the Company with the SEC prior to the date hereof, complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to such SEC Document. None of the SEC Documents, as of the date filed and as they may have been subsequently amended by filings made by the Company with the SEC prior to the date hereof, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(i) Financial Statements. The financial statements and the related notes thereto of the Company and its consolidated subsidiaries included or incorporated by reference in the SEC Documents comply in all material respects with the applicable requirements of the Exchange Act, as applicable, and present fairly the financial position of the Company and its subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified. Such financial statements have been prepared in conformity with United States generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods covered thereby, except as specifically stated therein, and the supporting schedules included or incorporated by reference in the SEC Documents present fairly the information required to be stated therein.

(j) No Material Adverse Change. Since the date of the most recent financial statements of the Company included or incorporated by reference in the SEC Documents, (i) there has not been any change in the capital stock (other than pursuant to Employee Equity Transactions, pursuant to the conversion or exercise of outstanding securities that are convertible into or exercisable for Common Stock, or pursuant to publicly disclosed equity financings) or long-term debt of the Company or any of its subsidiaries, or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of capital stock, or any material adverse change in or affecting the business, properties, management, financial condition or operations of the Company and its subsidiaries taken as a whole; (ii) neither the Company nor any of its subsidiaries has entered into any transaction or agreement that is material to the Company and its subsidiaries taken as a whole or incurred any liability or obligation, direct or contingent, that is material to the Company and its subsidiaries taken as a whole and (iii) neither the Company nor any of its subsidiaries has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority.

(k) Independent Accountants. PricewaterhouseCoopers LLP, who have certified certain financial statements of the Company and its subsidiaries, and have audited the Company’s internal control over financial reporting and managements’ assessment thereof, are to the Company’s knowledge, independent registered public accountants with respect to the Company and its subsidiaries as required by the Securities Act.

(l) Clinical Trials. The clinical, pre-clinical and other studies and tests conducted by or on behalf of or sponsored by the Company were and, if still pending, are being conducted in accordance with all statutes, laws, rules and regulations, as applicable (including, without limitation, those administered by the United States Food and Drug Administration (the “FDA”) or by any foreign, federal, state or local government or regulatory authority performing functions similar to those performed by the FDA) except where the failure to comply with such statutes, laws, rules or regulations would not result, individually or in the aggregate, in a Material Adverse Effect.

(m) Title to Intellectual Property. The Company and its subsidiaries own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including trade secrets and other unpatented or unpatentable proprietary or confidential compounds, genes, information, systems or procedures) (collectively, the “Intellectual Property”) generally described in the SEC Documents (except as otherwise noted therein), which to the Company’s knowledge is all the Intellectual Property necessary for the conduct of the Company’s business. Except as set forth in the SEC Documents, (i) to the Company’s knowledge, there are no rights of third parties to any such Intellectual Property except through licensing or cross-licensing agreements or where the exercise of such rights would not result, individually or in the aggregate, in a Material Adverse Effect; (ii) to the Company’s knowledge, there is no infringement by third parties of any such Intellectual Property that is necessary and material to the Company’s business as it is presently being conducted except where such infringement would not result, individually or in the aggregate, in a Material Adverse Effect; (iii) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the Company’s ownership or licensing rights in or to any such Intellectual Property; (iv) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property, other than ordinary patent, trademark, service mark and copyright prosecution; (v) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any reasonable basis for any such claim; and (vi) the Company has taken all steps reasonably determined by the Company to be necessary to perfect its ownership of and interest in such Intellectual Property.

(n) Licenses and Permits. The Company and its subsidiaries possess all licenses, certificates, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate Federal, state, local or foreign governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in the SEC Documents, except where the failure to possess or make the same would not, individually or in the aggregate, have a Material Adverse Effect. Neither the Company nor any of its subsidiaries has received notice of any revocation or modification of any such license, certificate, permit or authorization or has any reason to believe that any such license, certificate, permit or authorization will not be renewed in the ordinary course.

(o) Environmental Matters. The Company and each of its subsidiaries is in compliance with all foreign, federal, state and local rules, laws and regulations relating to the use, treatment, storage and disposal of hazardous or toxic substances or waste and protection of health and safety or the environment which are applicable to their businesses, except where the failure to comply would not, singularly or in the aggregate, have a Material Adverse Effect. To the Company’s knowledge, there has been no storage, generation, transportation, handling, treatment, disposal, discharge, emission, or other release of any kind of toxic or other wastes or other hazardous substances by, due to, or caused by the Company or any of its subsidiaries (or, to the Company’s knowledge, any other entity for whose acts or omissions the Company is or may be liable) upon any of the property now or previously owned or leased by the Company or any of its subsidiaries, or upon any other property, in violation of any statute or any ordinance, rule, regulation, order, judgment, decree or permit or which would, under any statute or any ordinance, rule (including rule of common law), regulation, order, judgment, decree or permit, give rise to any liability, except for any violation or liability which would not have, singularly or in the aggregate with all such violations and liabilities, a Material Adverse Effect. There has been no disposal, discharge, emission or other release of any kind onto such property or into the environment surrounding such property of any toxic or other wastes or other hazardous substances with respect to which the Company has knowledge, except for any such disposal, discharge, emission, or other release of any kind which would not have, singularly or in the aggregate with all such discharges and other releases, a Material Adverse Effect.

(p) Tax Matters. The Company and each of its subsidiaries (i) has filed all necessary federal, state and foreign income and franchise tax returns, (ii) has paid all federal state, local and foreign taxes due and payable for which it is liable, and (iii) does not have any tax deficiency or claims outstanding or assessed or, to the best of the Company’s knowledge, proposed against it, except where the failure to file, failure to pay or the deficiency or claim would not have a Material Adverse Effect.

(q) Internal Control over Financial Reporting. The Company maintains a system of internal control over financial reporting (as such is defined in Rule 13a-15(f) of the Exchange Act) that complies with the requirements of the Exchange Act and has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP. The Company does not have any material weaknesses in its internal control over financial reporting. Since the date of the latest audited financial statements included in the SEC Documents, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(r) Disclosure Controls and Procedures. The Company and its subsidiaries maintain disclosure controls and procedures (as such term is defined in Rule 13a-15(e) of the Exchange Act) that comply with the requirements of the Exchange Act. Such disclosure controls and procedures have been designed to ensure that material information relating to the Company and its subsidiaries is accumulated and communicated to the Company’s management, including the Company’s principal executive officer and principal financial officer, by others within those entities.

(s) Sarbanes-Oxley Compliance. The Company and the Company’s directors or officers, in their capacities as such, are in compliance with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (“Sarbanes-Oxley”), including Section 402 related to loans and Sections 302 and 906 related to certifications.

(t) Absence of Litigation. Except as disclosed in the section titled “Legal Proceedings” in the Company’s Annual Report on Form 10-K for the year ended December 28, 2008, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened in writing against the Company or any of its subsidiaries which (i) adversely affects or challenges the legality, validity or enforceability of this Agreement or the Shares or (ii) would reasonably be expected to result in a Material Adverse Effect.

(u) Investment Company Act. The Company is not, nor, after giving effect to the sale of the Shares and the application of the proceeds therefrom, will it become, an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC thereunder.

(v) Board Approval. An independent committee of the Board of Directors of the Company (the “Board”) has determined that the transactions contemplated by this Agreement, are fair to, and in the best interests of, all holders of Common Stock of the Company; and the Board, or an independent committee thereof, has approved the transactions contemplated by this Agreement for purposes of Chapter 110F of the Massachusetts General Laws.

4.	PURCHASER’S REPRESENTATIONS AND WARRANTIES

The Purchaser represents and warrants to the Company that:

(a) Transfer or Resale. The Purchaser understands that the Shares have not been registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred without registration under the Securities Act or an exemption therefrom and that, in the absence of an effective registration statement under the Securities Act, such Shares may only be sold under certain circumstances as set forth in the Securities Act.

(b) Investment Purpose. The Purchaser is acquiring the Shares for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. The Purchaser does not have any agreement or understanding, directly or indirectly, with any person to distribute any of the Shares.

(c) Offshore Transaction. The Purchaser is not organized under the laws of any jurisdiction within the United States of America, its territories or possessions, was not formed for the purpose of investing in Regulation S securities and is not a “U.S. person” as that term is defined in Rule 902(k) of Regulation S under the Securities Act. At the time of execution of this Agreement, the Purchaser is physically outside the United States of America. The Purchaser is not purchasing the Shares on behalf of or for the benefit of any U.S. person and the sale of the Shares has not been prearranged with any buyer in the United States of America.

(d) General Solicitation. The Purchaser is not purchasing the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(e) Information. The Purchaser (directly or through its advisors, if any) (i) has been furnished with or has had full access to all of the publicly available information that it considers necessary or appropriate for deciding whether to purchase the Shares, (ii) has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Shares, (iii) can bear the economic risk of a total loss of its investment in the Shares and (iv) has such knowledge and experience in business and financial matters so as to enable it to understand the risks of and form an investment decision with respect to its investment in the Shares.

(f) Reliance on Exemptions. The Purchaser understands that the Shares are being offered and sold to it in reliance on specific exemptions from the registration requirements of the Securities Act and that the Company is relying upon the truth and accuracy of, and the Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth in this Agreement in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Shares.

(g) No Governmental Review. The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Shares or the fairness or suitability of the investment in the Shares nor have such authorities passed upon or endorsed the merits of the offering of the Shares.

(h) No Antitrust Filings or Approvals. Neither the Purchaser nor Laboratoire Francais du Fractionnement et des Biotechnologies S.A., the Purchaser’s parent company, is required to make any filing or obtain any authorization, consent, approval, license, exemption or registration under the United States Hart-Scott-Rodino Antitrust Improvements Act of 1976, or under the antitrust or similar laws or regulations of any other jurisdiction, in connection with the execution, delivery or performance of this Agreement.

(i) Authorization; Enforcement; Validity. The Purchaser is an entity duly organized and validly existing under the laws of the jurisdiction of its organization with full right, corporate or partnership power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution, delivery and performance by the Purchaser of the transactions contemplated by this Agreement has been duly authorized by all necessary corporate action on the part of the Purchaser and any other governmental action with respect to the Purchaser. This Agreement has been duly executed by the Purchaser, and when delivered by the Purchaser in accordance with terms hereof, will constitute the valid and legally binding obligation of the Purchaser, enforceable against it in accordance with its terms.

(j) No Conflicts. The execution and performance of this Agreement do not conflict with any agreement to which the Purchaser is a party or is otherwise bound, any law, rule regulation, governmental practice or other requirement, court order or judgment applicable to the Purchaser or, if applicable, the constituent documents of the Purchaser, except for such conflicts as would not, individually or in the aggregate, have or result in a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Purchaser and its subsidiaries, taken as a whole.

(k) Short Position Prior to the Date Hereof. From the date one hundred eighty (180) days prior to the date hereof, neither the Purchaser nor any affiliate has directly or indirectly established or agreed to establish any hedge, “put equivalent position” (as defined in Rule 16a-1 under the Exchange Act) or other position in the Common Stock that is outstanding on the Closing Date and that is designed to or could reasonably be expected to lead to or result in a disposition by the Purchaser or any other person or entity. For purposes hereof, a “hedge or other position” includes, without limitation, effecting any short sale or having in effect any short position (whether or not such sale or position is against the box and regardless of when such position was entered into) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to the Common Stock or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the Common Stock. The Purchaser acknowledges that this representation is made for the benefit of the Company.

(l) Short Sales and Confidentiality After the Date Hereof. The Purchaser understands and acknowledges that the transactions contemplated by this Agreement constitute “material non-public information” within the meaning of the rules and regulation promulgated by the SEC under Regulation FD and that until such time as such the transactions have been publicly disclosed in accordance with Section 8 or otherwise, the Purchaser represents, warrants and covenants that neither it nor any of its affiliates acting on its behalf or pursuant to any understanding with it have executed or will execute any short sales of the Company’s Common Stock and that it will maintain the confidentiality of all disclosures made to it in connection with the offering of Common Stock (including the existence and terms of this Agreement and the transactions contemplated hereby).

(m) Ownership. The Purchaser’s current beneficial ownership of the Company’s Common Stock is accurately reported in the Purchaser’s most recent Schedule 13D filed with the SEC.

5.	RESTRICTIONS ON TRANSFER; OWNERSHIP OF SHARES

(a) Resales. The Purchaser agrees that the Shares may only be sold or transferred (i) pursuant to an effective Registration Statement under the Securities Act, or (ii) pursuant to an exemption from registration under the Securities Act. The Purchaser hereby covenants that the Purchaser will not sell any Shares during a Suspension (as defined below).

(b) Rule 144. The Purchaser is aware of Rule 144 under the Securities Act and the restrictions imposed thereby and further understands and agrees that so long as the Purchaser beneficially owns 10% or more of the Company’s then outstanding securities or has a designee selected by the Purchaser serving on the Board, the Company will deem the Purchaser to be an “affiliate” as defined in Rule 144(a)(1) and any transfers of the Shares by the Purchaser shall be subject to the limitations applicable to affiliates set forth in the Securities Act and the rules promulgated thereunder, including without limitation Rule 144.

(c) Legends. The certificate(s) evidencing the Shares shall bear legends in substantially the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON THE TRANSFER THEREOF PURSUANT TO THE TERMS OF A STOCK PURCHASE AGREEMENT BETWEEN THE HOLDER AND THE COMPANY AND SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED OR HYPOTHECATED UNTIL SUCH RESTRICTIONS HAVE LAPSED OR HAVE BEEN WAIVED BY THE WRITTEN CONSENT OF THE COMPANY. THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”),

AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED EXCEPT (A) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S OF THE SECURITIES ACT, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (C) PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.”

(d) Agreement to be Bound. Subject to the other restrictions on transfer set forth or referenced in this Agreement, the Purchaser may assign all of its rights and obligations hereunder with respect to some or all of the Shares, provided that the transferee has agreed in writing to be bound by the applicable provisions of this Agreement.

(e) Security Ownership. The Purchaser is aware that the Company is a party to a Shareholder Rights Agreement, dated as of May 31, 2001, between the Company and American Stock Transfer and Trust Company (the “Rights Agreement”), which provides that in the event the Purchaser at any time beneficially owns 15% or more of the Company’s then outstanding capital stock, the Purchaser may be deemed an “Acquiring Person” as defined in the Rights Agreement. The Purchaser understands that, in connection with the Purchaser’s acquisition of the Shares and with respect to the Purchaser’s equity position in the Company, the Company has exempted the Purchaser from being deemed an Acquiring Person as a result of such acquisition or any subsequent transaction only so long as the Purchaser acquires its beneficial ownership of shares of capital stock of the Company in a transaction whereby the Purchaser is acquiring such beneficial ownership directly from the Company. Notwithstanding the foregoing, the Purchaser will also not be deemed an Acquiring Person if the percentage of outstanding capital stock owned by the Purchaser increases solely due to the repurchase by the Company of shares of its outstanding capital stock.

6.	REGISTRATION RIGHTS

(a) Registration Procedures and Expenses. Except during a Suspension (as defined below), the Company will, upon receipt of written request of the Purchaser and subject to receipt of necessary information from the Purchaser:

(i)

as soon as practicable, but in any event no later than 4:00 p.m. Eastern Time on the 30th day after the receipt of such written request from the Purchaser, prepare and file with the SEC a registration statement on Form S-3 or other applicable form available to the Company, including Form S-1 (the “Initial Registration Statement”) covering the resale of all of the Shares of the Purchaser, provided that the Purchaser has complied with Section 6(e) below, together with any shares of capital stock issued or issuable, from time to time, upon any reclassification, share combination, share subdivision, stock split, share dividend or similar transaction or event or otherwise as a distribution on, in exchange for or with respect to any of the foregoing, in each case held at the relevant time by a Purchaser (the “Registrable Securities”); provided, however, that in the event that the SEC specifically prohibits the Initial Registration Statement from including all Registrable Securities of the Purchaser (“SEC Guidance”) (provided that the Company shall advocate with the SEC for the registration of all or the maximum number of the Registrable Securities permitted by SEC Guidance), then the Company will not be in breach of this provision by following such SEC Guidance, and the Company will file such additional Registration Statements (the “Subsequent Registration Statements,” together with the Initial Registration Statement, the “Registration Statements”) at the earliest practicable date on which the Company is permitted by SEC Guidance to file such additional Registration Statements related to the Registrable Securities (the “Subsequent Filing Dates”). If the context so requires, Shares of the Purchaser will not be considered Registrable Securities for the purposes of a certain determination of Registrable Securities hereunder if, at that time of such determination, they can be sold pursuant to Rule 144 without volume or manner of sales limitations or have been sold under an effective Registration Statement.

(ii)	cause (A) the Initial Registration Statement, as may be amended from time to time, to become effective under the Securities Act as soon as practicable after the Initial Registration Statement is filed by the Company, but in any event no later than 4:00 p.m. Eastern Time on the 120th day after, and (B) any Subsequent Registration Statements, as may be amended from time to time, which may be required to be filed hereunder pursuant to Section 6(a)(i) to become effective under the Securities Act as soon as practicable, but in any event no later than 4:00 p.m. Eastern Time on the 120th day after such Subsequent Filing Date;

(iii)	cause any prospectus used in connection with any Registration Statement (a “Prospectus”) to be filed with the SEC pursuant to Rule 424(b) under the Securities Act as soon as practicable but in any event no later than two Business Days following the date such Registration Statement is declared effective by the SEC;

(iv)	promptly prepare and file with the SEC such amendments and supplements to the Registration Statements and any Prospectus used in connection therewith (A) as may be necessary to keep such Registration Statements continuously effective until the earlier of (1) such time as all Registrable Securities have been sold pursuant to such Registration Statements, or (2) the date on which all of the Shares may be resold by the Purchaser without registration pursuant to Rule 144 without volume or manner of sale limitations and (B) as may be reasonably requested by the Purchaser in order to incorporate information concerning the Purchaser or the Purchaser’s intended method of distribution;

(v)	so long as any Registration Statement is effective covering the resale of Registrable Securities owned by the Purchaser, furnish to the Purchaser with respect to the Registrable Securities registered under such Registration Statement (and to each underwriter, if any, of such Registrable Securities) such reasonable number of copies of Prospectuses and such other documents as the Purchaser may reasonably request in order to facilitate the public sale or other disposition of all or any of the Registrable Securities by the Purchaser;

(vi)	use commercially reasonable efforts to file documents required of the Company for blue sky clearance in any states specified in writing by the Purchaser; provided, however, that the Company shall not be required to qualify to do business generally in any jurisdiction in which the Company is not now so qualified;

(vii)	bear all expenses in connection with the procedures in paragraphs (i) through (vi) of this Section 6(a) and the registration of the Registrable Securities pursuant to the Registration Statements, other than fees and expenses, if any, of counsel (except as provided by Section 9(j) below) or other advisers to the Purchaser or underwriting discounts, brokerage fees and commissions incurred by the Purchaser, if any, in connection with an underwritten offering of the Registrable Securities;

(viii)	use reasonable best efforts to prevent the issuance of any stop order or other order suspending the effectiveness of the Registration Statements and, if such an order is issued, to obtain the withdrawal thereof at the earliest possible time and to notify the Purchaser of the issuance of such order and the resolution thereof;

(ix)	furnish to the Purchaser as soon as practicable after the date that any Registration Statement becomes effective, a letter, dated such date, of outside counsel representing the Company addressed to the Purchaser, confirming the effectiveness of such Registration Statement and, to the knowledge of such counsel, the absence of any stop order;

(x)	provide to the Purchaser and its representatives, if requested, the opportunity to conduct a reasonable inquiry of the Company’s financial and other records during normal business hours and make available its officers, directors and employees for questions regarding information which the Purchaser may reasonably request in order to fulfill any due diligence obligation on its part; provided that in the case of this clause (x), the Company shall not be required to provide, and shall not provide, the Purchaser with material, non-public information unless the Purchaser agrees to receive such information and enters into an agreement to keep such material, nonpublic information confidential and refrain from trading in any Company security for so long as such information remains material, nonpublic information; and

(xi)	not less than three Business Days prior to the filing of a Registration Statement and not less than two Business Days prior to the filing of any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference) or, in the case of comments made by the staff of the SEC and the Company’s responses thereto, within a reasonable period of time following the receipt thereof by the Company, furnish to the Purchaser copies of all such documents proposed to be filed or copies of such correspondence from and to the SEC relating to such Registration Statement, as the case may be, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of the Purchaser. The Company shall reflect in each such document when so filed with the SEC such comments relating to the Purchaser and its plan of distribution of Registrable Securities as the Purchaser may reasonably propose; provided, however, that such comments from the Purchaser must be received by the Company no later than one Business Day prior to the filing of such document with the SEC. Notwithstanding any other provision of this Agreement, the Company will have no obligation to deliver or make available to the Purchaser any Registration Statement or Prospectus containing any material, nonpublic information unless the Purchaser specifically consents in advance in writing to receive such material, nonpublic information and the Purchaser has executed an agreement to keep such material, nonpublic information confidential and refrain from trading in any Company security for so long as such information remains material, nonpublic information.

(b) Except during a Suspension (as defined below), (i) each document filed or to be filed with the SEC pursuant to the Exchange Act and incorporated by reference in any Registration Statement complied or will comply when so filed in all material respects with the Exchange Act, (ii) each part of each Registration Statement, when such part shall become effective, will not contain, and each such part, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) each Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iv) each Registration Statement and Prospectus, as may be amended or supplemented, will comply in all material respects with the Securities Act, and (v) each Prospectus, as may be amended or supplemented, will not, at the time of each sale of the Shares by the Purchaser, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph will not apply to statements or omissions in any Registration Statement or Prospectus based upon information relating to the Purchaser furnished to the Company in writing by the Purchaser expressly for use therein.

(c) The Company shall be permitted after the Initial Registration Statement becomes effective to suspend for one or more periods (each such period, a “Suspension”) the actions required under Sections 6(a)(i) through (vi) and the use of a Prospectus forming a part of a Registration Statement to the extent that the Board concludes in good faith and based on the advice of counsel that the disclosure of additional information in the Prospectus is necessary, whether through an amendment or supplement to such Registration Statement, the filing of an appropriate report with the SEC pursuant to the Exchange Act or otherwise. The Company agrees to file such amendment, supplement or report or otherwise disclose such additional information as soon as practicable following such notice of such Suspension. Notwithstanding the foregoing, the Company agrees that no Suspension shall be for a period of longer than 60 days and no Suspension or Suspensions shall be for an aggregate in any 365-day period of longer than 90 days.

(d) With a view to making available to the Purchaser the benefits of Rule 144 (or its successor rule) and any other rule or regulation of the SEC that may at any time permit the Purchaser to sell Registrable Securities to the public without registration, the Company covenants and agrees to: (A) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (1) one year after such date as all of the Purchasers’ Registrable Securities may be resold without volume or manner of sale limitations pursuant to Rule 144(b) or any other rule of similar effect or (2) such date as all of the Purchasers’ Registrable Securities shall have been resold; (B) file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act; and (C) furnish to the Purchaser upon request, as long as the Purchaser owns any Registrable Securities, (1) a written statement by the Company that it has complied with the reporting requirements of the Exchange Act, (2) a copy of the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, except to the extent that such documents are available from the SEC on its EDGAR website, and (3) such other information as may be reasonably requested in order to avail the Purchaser of any rule or regulation of the SEC that permits the selling of any such Registrable Securities without registration.

(e) It shall be a condition to the Company’s obligations to take any action under this Agreement with respect to the registration of the Purchaser’s Registrable Securities that the Purchaser shall promptly furnish to the Company, upon request, such reasonable and customary information regarding itself, the Purchaser’s Registrable Securities, and the intended method of disposition of such Registrable Securities. In connection therewith, the Purchaser shall be required to represent to the Company that all such information which is given is both complete and accurate in all material respects when made.

7.	INDEMNIFICATION AND CONTRIBUTION

(a) For purposes of this Section 7 only:

(i)	the term “Purchaser” shall include the Purchaser and any affiliate (as such term is defined pursuant to Rule 12b-2 promulgated under the Exchange Act) of such Purchaser;

(ii)	the term “Prospectus” shall mean the prospectus and any amendment or supplement thereto in the form first filed with the SEC pursuant to Rule 424(b) promulgated under the Securities Act or, if no Rule 424(b) filing is required, filed as part of the Registration Statement at the time of effectiveness, as supplemented or amended from time to time; and

(iii)	the term “Registration Statement” shall include any final prospectus, exhibit, supplement or amendment included in or relating to a Registration Statement.

(b) The Company agrees to indemnify and hold harmless the Purchaser, each of its partners and each person, if any, who controls the Purchaser within the meaning of the Securities Act against any losses, claims, damages, liabilities or expenses, joint or several, to which the Purchaser may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company, such consent not to be unreasonably withheld, conditioned or delayed), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in a Registration Statement or Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, and will reimburse the Purchaser, each of its partners and each person, if any, who controls the Purchaser within the meaning of the Securities Act for any legal and other expenses as such expenses are reasonably incurred by the Purchaser, any of its partners or any person, if any, who controls the Purchaser within the meaning of the Securities Act in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Company will not be liable to the Purchaser in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in a Registration Statement or Prospectus in reliance upon (and prior to the furnishing by the Purchaser of corrective information to the Company) and in conformity with written information furnished to the Company by or on behalf of the Purchaser expressly for use therein or (ii) any failure by the Purchaser to comply with the covenant contained in Section 5(a) above respecting the sale of the Shares during a Suspension unless such failure by the Purchaser results from the Company’s failure to provide written notice of a Suspension to the Purchaser.

(c) The Purchaser shall indemnify and hold harmless the Company, each of its directors, each of its officers who signed a Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages, liabilities or expenses to which the Company, each of its directors, each of its officers who signed a Registration Statement or controlling person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Purchaser) insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any (i) any failure by the Purchaser to comply with the covenant contained in Section 5(a) above respecting the sale of the Shares during a Suspension unless such failure by the Purchaser results from the Company’s failure to provide written notice of a Suspension to the Purchaser or (ii) untrue statement or alleged untrue statement of any material fact contained in a Registration Statement or the Prospectus, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in a Registration Statement or Prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Purchaser expressly for use therein, and will reimburse the Company, each of its directors, each of its officers who signed a Registration Statement or controlling persons for any legal and other expense reasonably incurred, as such expenses are reasonably incurred by the Company, each of its directors, each of its officers who signed a Registration Statement or controlling persons in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action.

(d) Promptly after receipt by an indemnified party under this Section 7 of notice of the threat or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 7 promptly notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party hereunder or otherwise to the extent it is not prejudiced as a result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be a conflict between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, representing the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of action, in each of which cases the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party. No indemnifying party, in the defense of any claim covered by this Section

7 shall, except with the prior written consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release of the indemnified party and the indemnifying party from all liability in respect to such claim. An indemnified party shall not consent to entry of any judgment or enter into any settlement without the prior written consent of the indemnifying party.

(e) If the indemnification provided for in this Section 7 is unavailable to or insufficient to hold harmless an indemnified party under subsection (b) or (c) above in respect of any losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Purchaser on the other in connection with the statements or omissions or other matters which resulted in such losses, claims, damages, liabilities or expenses (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, in the case of an untrue statement, whether the untrue statement relates to information supplied by the Company on the one hand or the Purchaser on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement. The Company and the Purchaser agree that it would not be just and equitable if contribution pursuant to this subsection (e) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to above in this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(f) Notwithstanding the foregoing or anything to the contrary contained herein, the Purchaser will not be liable for any losses, claims, damages, liabilities or expenses (or actions in respect thereof) in excess of the net amount received by the Purchaser from the sale of the Shares.

8.	PUBLIC STATEMENTS

The Company agrees to disclose on a Current Report on Form 8-K the existence of this Agreement and the transactions contemplated by this Agreement and the material terms, thereof, including pricing, within four (4) Business Days after the date hereof. The Purchaser shall not issue any press release, or otherwise make any such public statement regarding this Agreement or the transactions contemplated by this Agreement (except for required SEC filings) without the prior written consent of the Company.

9.	MISCELLANEOUS

(a) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the Commonwealth of Massachusetts, United States of America, without giving effect to any choice of law or conflict of law provision or rule (whether of the Commonwealth of Massachusetts or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the Commonwealth of Massachusetts. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

(b) Entire Agreement. This Agreement and the documents referenced herein and therein constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement and the documents referenced herein and therein supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

(c) Amendments and Waivers. No provision of this Agreement may be amended or waived other than by an instrument in writing signed by the Company and by the Purchaser.

(d) Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) upon receipt, when sent via a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:

GTC Biotherapeutics, Inc.
175 Crossing Boulevard
Suite 410
Framingham, MA 01702
	Telephone:	(508) 270-2061
	Facsimile:	(508) 271-3491
	Attention:	Geoffrey F. Cox, Ph.D.
Chairman, President and Chief Executive Officer

with a copy to:

Edwards Angell Palmer & Dodge LLP
111 Huntington Avenue
Boston, MA 02199
	Tel:	(617) 239-0100
	Fax:	(617) 227-4420
	Attn:	Nathaniel S. Gardiner, Esq.

If to the Purchaser:

LFB Biotechnologies S.A.S.
3, avenue des Tropiques
LES ULIS
91940 Courtaboeuf - France
	Tel:	+33 (0) 1 69 82 70 10
	Fax:	+33 (0) 1 6982 72 67
	Attn:	Christian Bechon, President

with a copy to:

Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
One Financial Center
Boston, MA 02111
	Tel:	(617) 542-6000
	Fax:	(617) 542-2241
	Attn:	Brian P. Keane, Esq.

(e) No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

(f) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(g) Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

(h) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Shares. Notwithstanding anything to the contrary set forth herein, the rights and benefits provided under Section 5(e) are the exclusive rights and benefits of the Purchaser and are not transferable or assignable, except to affiliates of the Purchaser or with the express written consent of the Company.

(i) Survival. The representations and warranties of the Company and the Purchaser contained in Sections 3 and 4, respectively, shall survive only for a period of two years from the Closing Date and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Purchaser or the Company.

(j) Expenses. The Company shall reimburse the Purchaser for any reasonable fees and expenses, including, without limitation, fees of the Purchaser’s legal counsel, that it incurs in connection with the consummation of the transactions contemplated by this Agreement and in satisfying its obligations under this Agreement in an amount not to exceed $25,000.

(k) Headings. The headings of this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(l) Counterparts. This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

[Remainder of page intentionally left blank.

Signature page to follow.]

IN WITNESS WHEREOF, the parties have caused this Stock Purchase Agreement to be duly executed as of the date first written above.

COMPANY:

GTC BIOTHERAPEUTICS, INC.

By:	/s/ John B. Green
John B. Green
Senior Vice President, Chief Financial Officer and Treasurer

PURCHASER:

LFB BIOTECHNOLOGIES S.A.S.

By:	/s/ Christian Béchon
Christian Béchon
President